UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

ELECTRONIC GAME CARD, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-25853	87-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19th Floor, 712 Fifth Avenue, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 723-8936

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 26, 2008, Registrant filed its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. As a result of a miss-communication between Registrant and its auditors, Mendoza Berger & Company, L.L.P., Registrant mistakenly understood that its auditors had completed their audit of the financial statements contained in that Form 10-KSB and had consented to the use of the financial statements therein.

Subsequent communications between Registrant and its auditors confirmed the errant understanding. Accordingly, the financial statements in the Form 10-KSB filed on March 26, 2008 were not audited by Mendoza Berger & Company, L.L.P. and should not be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC GAME CARD, INC., A Nevada corporation (Registrant)

Date: April 15, 2008	By:	/s/ LEE COLE
LEE COLE, Acting Chief Executive Officer